UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2003
(Date of report)

February 7, 2003
(Date of earliest event reported)

Commission File Number 0-21180

INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0034661

(State of incorporation)	(IRS Employer Identification No.)

2535 Garcia Avenue, Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 944-6000

(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 5 OTHER EVENTS
ITEM 7 FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT 23.01
EXHIBIT 99.01
EXHIBIT 99.02
EXHIBIT 99.03

ITEM 5
OTHER EVENTS

As reported in our Form 8-K dated February 18, 2003, we sold our wholly-owned Japanese subsidiary, Intuit KK, on February 7, 2003. Intuit Inc. is filing this Form 8-K to report financial information for the referenced periods (see Item 7 below) reclassified to reflect Intuit KK as a discontinued operation.

ITEM 7
FINANCIAL INFORMATION AND EXHIBITS

(C)	EXHIBITS

The following exhibits are filed herewith:

23.01	Consent of Ernst & Young LLP, Independent Auditors

99.01	Selected Financial Data for the fiscal years ended July 31, 1998, 1999, 2000, 2001 and 2002

99.02	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended July 31, 2000, 2001 and 2002

99.03	Consolidated Financial Statements for the fiscal years ended July 31, 2000, 2001 and 2002

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUIT INC. (Registrant)

Date: April 22, 2003	By:	/s/ Robert B. Henske

Robert B. Henske Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

The following exhibits are filed herewith:

23.01	Consent of Ernst & Young LLP, Independent Auditors

99.01	Selected Financial Data for the fiscal years ended July 31, 1998, 1999, 2000, 2001 and 2002

99.02	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended July 31, 2000, 2001 and 2002

99.03	Consolidated Financial Statements for the fiscal years ended July 31, 2000, 2001 and 2002